PIMCO Funds

Supplement Dated May 25, 2018 to the International Bond Funds Prospectus

dated July 28, 2017, as supplemented (the “Prospectus”)

Disclosure Regarding the PIMCO Emerging Markets Corporate Bond Fund (the “Fund”)

Effective immediately, the Fund is jointly managed by Kofi Bentsi, Mohit Mittal and Yacov Arnopolin. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Kofi Bentsi, Mohit Mittal and Yacov Arnopolin. Mr. Bentsi is a Senior Vice President of PIMCO, Mr. Mittal is a Managing Director of PIMCO, and Mr. Arnopolin is an Executive Vice President of PIMCO. Messrs. Bentsi, Mittal and Arnopolin have managed the Fund since December 2016.

In addition, effective immediately, disclosure concerning the Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Emerging Markets Corporate Bond	Kofi Bentsi	12/16

Senior Vice President, PIMCO. Mr. Bentsi is a portfolio manager in the London office, focusing on emerging market corporate bond portfolios. Prior to joining PIMCO in 2012, he was a director and senior trader at Credit Suisse, focusing on Latin American corporate credit. Previously, he was a vice president and senior trader with J.P. Morgan, and an executive director and senior trader with Morgan Stanley. He has investment experience since 1996 and holds an undergraduate degree in economics from Bowdoin College.

PIMCO Emerging Markets Corporate Bond	Mohit Mittal	12/16

Managing Director, PIMCO. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee. Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined PIMCO in 2007 and holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree in computer science from Indian Institute of Technology (IIT) in Delhi, India.

PIMCO Emerging Markets Bond PIMCO Emerging Markets Corporate Bond PIMCO Emerging Markets Full Spectrum Bond	Yacov Arnopolin	5/17 12/16 5/17

Executive Vice President, PIMCO. Mr. Arnopolin is an emerging markets portfolio manager in the London office. Prior to joining PIMCO in 2016, he served as a managing director overseeing emerging market fixed income portfolios at Goldman Sachs Asset Management. Previously, Mr. Arnopolin worked as a portfolio manager at Fortress Investment Group. He has investment experience since 2000 and holds a bachelor’s degree in economics from Carnegie Mellon University.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement dated May 25, 2018 to the

Statement of Additional Information dated July 28, 2017, as supplemented (the “SAI”)

Disclosure Regarding the PIMCO Emerging Markets Corporate Bond Fund

Effective immediately, the PIMCO Emerging Markets Corporate Bond Fund is jointly managed by Kofi Bentsi, Mohit Mittal and Yacov Arnopolin.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective May 25, 2018, the PIMCO Emerging Markets Corporate Bond Fund is jointly managed by Kofi Bentsi, Mohit Mittal and Yacov Arnopolin.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

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